UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2006

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 Westchester Avenue, Suite L7		10604
White Plains, New York		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2006, we filed an amendment to our certificate of incorporation with the Delaware Secretary of State increasing the number of our authorized shares of common stock from 50,000,000 to 100,000,000. On August 25, 2006, we filed an amendment to our certificate of incorporation with the Delaware Secretary of State to effectuate a 1-for-10 reverse split of our outstanding common stock, which reduced the number of shares outstanding from 29,703,900 to 2,970,390. These amendments were approved by all members of our board of directors and by holders of a majority of our outstanding common stock by written consent. An information statement on Schedule 14C notifying our stockholders of action taken by written consent was mailed to stockholders (of record on May 8, 2006) on July 7, 2006.

The two amendments to our certificate of incorporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to Certificate of Incorporation of Debt Resolve, Inc., filed with the Delaware Secretary of State on August 16, 2006.

3.2	Amendment to Certificate of Incorporation of Debt Resolve, Inc., filed with the Delaware Secretary of State on August 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: August 31, 2006	By: /s/ Katherine A. Dering
Katherine A. Dering
Chief Financial Officer